SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 1, 2024

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

(Address of principal executive offices)

(631) 567-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.05 per share	SCND	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrants Certifying Accountant.

Scientific Industries Inc. (the “Company”) was notified that Mazars USA, LLP (“Mazars”), the Company’s independent registered public accounting firm entered into a transaction with FORVIS, LLP (“FORVIS”) whereby substantially all of the partners and employees of Mazars joined FORVIS. As a result, on the effective date of June 1, 2024, FORVIS changed its name to Forvis Mazars, LLP (“Forvis Mazars”) and Mazars resigned as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors has appointed Forvis Mazars to serve as the Company’s independent registered public accounting firm effective June 1, 2024.

The audit report of Mazars on the financial statements of the Company as of December 31, 2023, and for the year then ended, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2023 and the subsequent interim periods through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Mazars on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreement (s), in connection with its report on the Company’s financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal year ended December 31, 2023, and the subsequent period through the date of this report, the Company did not consult with Forvis Mazars regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided Mazars a copy of the disclosures in this Form 8-K and requested that Mazars furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Mazars agrees with the above statements. A copy of this letter dated June 6, 2024, is attached as Exhibit 16.1.

ITEM 9.01	Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

16.1	Mazars USA, LLP Response Letter

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: June 6, 2024	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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